Stifel Cross Sector Conference Pat Keslin – SVP & CFO June 3, 2025

This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Wabash National Corporation's (the "Company") current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the Missouri product liability action and the unfavorable jury verdict, the highly cyclical nature of our business, uncertain economic conditions including the possibility that customer demand may not meet our expectations, our backlog may not reflect future sales of our products, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes, costs of indebtedness, and our ability to execute on our long- term strategic plan. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures including adjusted operating (loss) income, adjusted net (loss) income attributable to common stockholders, adjusted diluted earnings per share, adjusted EBITDA, free cash flow, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated. Adjusted operating (loss) income, a non-GAAP financial measures, exclude certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating (loss) income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating (loss) income to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating (loss) income to operating income, the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted net (loss) income attributable to common stockholders and adjusted diluted (loss) earnings per share reflect an adjustment for the Missouri legal matter and the related tax effect of that adjustment. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net (loss) income attributable to common stockholders and adjusted diluted (loss) earnings per share to net income attributable to common stockholders and diluted earnings per share, the most comparable GAAP financial measures, are included in the appendix to this presentation. Adjusted EBITDA includes noncontrolling interest and excludes loss from unconsolidated entity and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, the Missouri legal matter, impairment and other, net, and other non-operating income and expense. Management believes providing adjusted EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of adjusted EBITDA, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of adjusted EBITDA to net income, the most comparable GAAP financial measure, is included in the appendix to this presentation. Free cash flow is defined as net cash used in operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash used in operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash used in operating activities, the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest & excludes loss from unconsolidated entity and is calculated by adding back segment depreciation and amortization expense to segment operating (loss) income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to (loss) income from operations, the most comparable GAAP financial measure, is included in the appendix to this presentation. Information reconciling any forward-looking Adjusted operating (loss) income, Adjusted net (loss) income, Adjusted EPS, Adjusted EBITDA, Free cash flow, Adjusted segment EBITDA, and Adjusted segment EBITDA margin to GAAP financial measures is unavailable to us without unreasonable effort. We cannot provide reconciliations of the above noted forward looking non-GAAP measures to GAAP financial measures because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flows, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to us without unreasonable effort.

3 Key Messages • Wabash is a leader in transportation solutions with a portfolio of equipment spanning from First to Final Mile • Strategic growth plans are rooted in a clear, long-term vision that aligns with customer needs and industry shifts • Equipment business is complemented by steadily growing Parts & Services offerings which generate more recurring revenues and higher margins in addition to creating greater lifecycle value for customers • 2025 outlook reflects challenging year for customer capital expenditure due to difficult operating conditions and tariff uncertainty • Able to pull multiple levers to preserve/generate cash, if necessary. Have access to ample liquidity with patient debt structure with no restrictive covenants Wabash – Changing How the World Reaches You

Wabash Snapshot (NYSE: WNC)

1985	Lafayette, IN	$407M[1]	6,000	14	$1.9B	4.8%
Founded	Headquarters	Market-cap	Global Employees	Manufacturing Locations	2024 Revenue	2024 Adjusted Operating Margin[2]

One Wabash Approach

TRANSPORTATION SOLUTIONS + PARTS & SERVICES

First Mile



- Long-haul routes of goods
- Driven by freight activity

Middle Mile



- Products moved into or redistributed among fulfillment centers
- Driven by strategic positioning of goods to allow for 2-day delivery or less

Final Mile



- Delivery of goods to home or final destination
- Driven by strong growth in eCommerce

89% of 2024 Operating Income


Transportation Solutions

- Dry and Refrigerated Van Trailers
- Platform Trailers
- Tank Trailers
- Dry and Refrigerated Truck Bodies
- Service and Stake Bodies



Our Recurring Revenue Business

11% of 2024 Operating Income


Parts & Services

- Aftermarket Parts and Service
- Composite Panels and Products
- Engineered Products
- OE Component Parts
- Upfitting Parts and Service

Leveraging the Industry's Broadest Portfolio Across All Phases of Transportation

[1] As of 5/19/2025
[2] 2024 Operating Income is adjusted for non-cash charge of $450 million taken in connection with legal verdict

4

WABASH

5WNC Investor Day | Purpose, Vision and Mission PURPOSE To change how the world reaches you VISION To be a premier provider of diverse solutions that optimize customers’ end-to-end supply chains across transportation, logistics and infrastructure markets. MISSION To transform Wabash into a dynamic growth organization by merging physical and digital technology to seamlessly serve our customers through a connected ecosystem of partners. One Wabash Approach Reflects Our Vision • Branding change was symbolic for significant strategic changes as One Wabash • Organizational structure changes part of redefining and reimagining our identity with all stakeholders Well-positioned at intersection of seismic shifts in core transportation, logistics and infrastructure markets • Transportation being reshaped by structural shifts, disruptive technologies, and changing trade dynamics • Developing and partnering to enhance the breadth of our capabilities • Provide one-stop shop for First to Final Mile equipment • Wrapping service offerings around equipment solutions to enhance lifecycle value creation 5

6WNC Investor Day | Growing Our Higher Margin Parts & Services Segment Growth in Parts & Services Increases Recurring Revenue within Wabash’s Portfolio $177 $193 $221 $205 $265 2021 2022 2023 2024 2025E Increasing Amount of Recurring Revenue1 • Increasing recurring revenue provides increased stability through the cycle and a medium-term idiosyncratic growth opportunity • Carrying higher EBITDA margins, growth in Parts & Services generates margin accretion for Wabash • Synergistic relationship between segments as Parts & Services benefits from market-leading equipment portfolio while creating increased lifecycle value for customers 11 1 Recurring revenue reflects the Parts & Services reportable segment revenue.6

7WNC Investor Day | Free Cash Flow & Capital Structure 2024 2025 2026 2027 2028 $350 Revolving Credit Facility Debt Maturity Schedule ($M) $400 Senior Notes at 4.5% 2025 Free Cash Flow Drivers • Expect to Generate ~$20 million Working Capital Release in 2025 • Traditional Capital Expenditure Plans for 2025 Remain Flexible with $50m to $60m Projected in Current Outlook; Able to Move Spend Lower If Necessary • Expenditures for Revenue Generating Assets $20 million in Q1 2025; Further Spend for Remainder of Year Dependent on Combination of Liquidity, Customer Demand and 2026 Outlook • Anticipate Near Breakeven Free Cash Flow for 2025 Anticipating Near Break-Even Free Cash Flow in 2025 with No Near-Term Debt Maturities $330 Total Availability No restrictive covenants in current debt structure 7

APPENDIX

9 Condensed Consolidated Balance Sheets Unaudited - dollars in thousands March 31, 2025 December 31, 2024 Assets Current assets: Cash and cash equivalents $ 81,036 $ 115,484 Accounts receivable, net 171,693 143,946 Inventories, net 278,648 258,825 Prepaid expenses and other 126,191 76,233 Total current assets 657,568 594,488 Property, plant, and equipment, net 335,501 339,247 Goodwill 196,662 188,441 Deferred income taxes 8,411 94,873 Intangible assets, net 71,656 74,445 Investment in unconsolidated entities 7,250 7,250 Other assets 138,145 112,785 Total assets $ 1,415,193 $ 1,411,529 Liabilities and Stockholders’ Equity Current liabilities: Current portion of long-term debt $ — $ — Accounts payable 211,199 146,738 Other accrued liabilities 204,165 161,671 Total current liabilities 415,364 308,409 Long-term debt 417,317 397,142 Deferred income taxes — — Other non-current liabilities 177,420 516,152 Total liabilities 1,010,101 1,221,703 Commitments and contingencies Noncontrolling interest 1,251 996 Total Wabash National Corporation stockholders' equity 403,841 188,830 Total liabilities, noncontrolling interest, and equity $ 1,415,193 $ 1,411,529

10 Condensed Consolidated Statements of Operations Unaudited - dollars in thousands Three Months Ended March 31, 2025 2024 Net sales $ 380,890 $ 515,276 Cost of sales 361,887 438,830 Gross profit 19,003 76,446 General and administrative expenses (304,685) 36,673 Selling expenses 6,379 7,042 Amortization of intangible assets 2,789 3,156 Impairment and other, net (31) — Income from operations 314,551 29,575 Other income (expense): Interest expense (5,026) (4,988) Other, net 1,614 1,609 Other expense, net (3,412) (3,379) Loss from unconsolidated entity (1,842) (1,486) Income before income tax expense 309,297 24,710 Income tax expense 78,101 6,423 Net income 231,196 18,287 Net income attributable to noncontrolling interest 255 120 Net income attributable to common stockholders $ 230,941 $ 18,167 Net income attributable to common stockholders per share: Basic $ 5.41 $ 0.40 Diluted $ 5.36 $ 0.39 Weighted average common shares outstanding (in thousands): Basic 42,716 45,383 Diluted 43,087 46,254 Dividends declared per share $ 0.08 $ 0.08

11 Condensed Consolidated Statements of Cash Flows Unaudited - dollars in thousands Three Months Ended March 31, 2025 2024 Cash flows from operating activities Net income $ 231,196 $ 18,287 Adjustments to reconcile net income to net cash used in operating activities Depreciation 12,243 9,580 Amortization of intangibles 2,789 3,156 Net loss on sale of property, plant and equipment 33 — Deferred income taxes 86,461 (3,574) Stock-based compensation 3,249 3,246 Non-cash interest expense 246 237 Loss from unconsolidated entity 1,842 1,486 Changes in operating assets and liabilities Accounts receivable (27,747) (64,690) Inventories (19,823) (10,916) Prepaid expenses and other (15,573) 772 Accounts payable and accrued liabilities 73,227 22,203 Other, net (348,415) 2,803 Net cash used in operating activities (272) (17,410) Cash flows from investing activities Cash payments for capital expenditures (8,698) (19,185) Expenditures for revenue generating assets (20,144) — Proceeds from the sale of assets 40 — Acquisition, net of cash acquired (1,666) — Note receivable issued to unconsolidated entity (3,350) — Net cash used in investing activities (33,818) (19,185) Cash flows from financing activities Net cash used in financing activities (358) (26,890) Cash and cash equivalents: Net decrease in cash and cash equivalents (34,448) (63,485) Cash and cash equivalents at beginning of period 115,484 179,271 Cash and cash equivalents at end of period $ 81,036 $ 115,786

Q1 QTD Segment Information

(Unaudited - dollars in thousands)

Three Months Ended March 31,	Wabash National Corporation 2025	Wabash National Corporation 2024
Units Shipped		
New trailers	6,290	8,500
New truck bodies	3,000	3,690
Used trailers	36	15

Three Months Ended March 31,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2025				
New trailers	$ 251,045	$ —	$ (17,670)	$ 233,375
Used trailers	—	1,500	—	1,500
Components, parts and service	—	31,502	—	31,502
Equipment and other	95,758	18,953	(198)	114,513
Total net external sales	$ 346,803	$ 51,955	$ (17,868)	$ 380,890
Gross profit	$ 8,414	$ 10,589	$ —	$ 19,003
(Loss) income from operations	$ (9,798)	$ 6,910	$ 317,439	$ 314,551
Adjusted (loss) income from operations[1]	$ (9,798)	$ 6,910	$ (24,561)	$ (27,449)
2024				
New trailers	$ 366,158	$ —	$ (820)	$ 365,338
Used trailers	—	1,344	—	1,344
Components, parts and service	—	35,630	—	35,630
Equipment and other	104,270	12,260	(3,566)	112,964
Total net external sales	$ 470,428	$ 49,234	$ (4,386)	$ 515,276
Gross profit	$ 63,112	$ 13,334	$ —	$ 76,446
Income (loss) from operations	$ 44,255	$ 10,520	$ (25,200)	$ 29,575
Adjusted income (loss) from operations[1]	$ 44,255	$ 10,520	$ (25,200)	$ 29,575

1 Adjusted operating (loss) income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating (loss) income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating (loss) income to provide investors with a better understanding of the Company's view of our results as compared to prior periods.

12

WABASH

13 Reconciliation of Adjusted Segment Operating (Loss) Income1 Unaudited - dollars in thousands Three Months Ended March 31, 2025 2024 Transportation Solutions (Loss) income from operations $ (9,798) $ 44,255 Adjustments: N/A — — Adjusted operating (loss) income (9,798) 44,255 Parts & Services Income from operations 6,910 10,520 Adjustments: N/A — — Adjusted operating income 6,910 10,520 Corporate Income (loss) from operations 317,439 (25,200) Adjustments: Missouri legal matter (342,000) — Adjusted operating loss (24,561) (25,200) Consolidated Income from operations 314,551 29,575 Adjustments: Missouri legal matter (342,000) — Adjusted operating (loss) income $ (27,449) $ 29,575 1 Adjusted operating (loss) income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating (loss) income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating (loss) income to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

14 Reconciliation of Adjusted Net (Loss) Income Attributable to Common Stockholders and Adjusted Diluted EPS Unaudited - dollars in thousands Adjusted Net (Loss) Income Attributable to Common Stockholders1: Three Months Ended March 31, 2025 2024 Net income attributable to common stockholders $ 230,941 $ 18,167 Adjustments: Missouri legal matter (342,000) — Tax effect of aforementioned items 86,253 — Adjusted net (loss) income attributable to common stockholders $ (24,806) $ 18,167 Adjusted Diluted (Loss) Earnings Per Share1: Three Months Ended March 31, 2025 2024 Diluted earnings per share $ 5.36 $ 0.39 Adjustments: Missouri legal matter (7.94) — Tax effect of aforementioned items 2.00 — Adjusted diluted (loss) earnings per share $ (0.58) $ 0.39 Weighted average diluted shares outstanding (in thousands) 43,087 46,254 1 Adjusted net (loss) income attributable to common stockholders and adjusted diluted (loss) earnings per share reflect an adjustment for the Missouri legal matter and the related tax effect of that adjustment.

15 Reconciliation of Adjusted EBITDA and Free Cash Flow Unaudited - dollars in thousands Adjusted EBITDA1: Three Months Ended March 31, 2025 2024 Net income $ 231,196 $ 18,287 Income tax expense 78,101 6,423 Interest expense 5,026 4,988 Depreciation and amortization 15,032 12,736 Stock-based compensation 3,249 3,246 Missouri legal matter (342,000) — Impairment and other, net (31) — Other, net (1,614) (1,609) Loss from unconsolidated entity 1,842 1,486 Adjusted EBITDA $ (9,199) $ 45,557 Free Cash Flow2: Three Months Ended March 31, 2025 2024 Net cash used in operating activities $ (272) $ (17,410) Cash payments for capital expenditures (8,698) (19,185) Expenditures for revenue generating assets (20,144) — Free cash flow $ (29,114) $ (36,595) 1 Adjusted EBITDA includes noncontrolling interest & excludes loss from unconsolidated entity and is defined as earnings before interest, taxes, depreciation, amortization, stock- based compensation, the Missouri legal matter, impairment and other, net, and other non-operating income and expense. 2 Free cash flow is defined as net cash used in operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets.

16 Reconciliation of Adjusted Segment EBITDA1 and Adjusted Segment EBITDA Margin1 1 Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest & excludes loss from unconsolidated entity and is calculated by adding back segment depreciation and amortization expense to segment operating income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. Unaudited - dollars in thousands Transportation Solutions Parts & Services Three Months Ended March 31, 2025 2024 2025 2024 (Loss) income from operations $ (9,798) $ 44,255 $ 6,910 $ 10,520 Depreciation and amortization 12,699 11,332 1,152 547 Adjusted segment EBITDA $ 2,901 $ 55,587 $ 8,062 $ 11,067 Adjusted segment EBITDA margin 0.8% 11.8% 15.5% 22.5%